UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 24, 2008 (September 23, 2008)
TRANSMETA CORPORATION

(Exact name of Registrant as specified in its charter)
Delaware

(State or other jurisdiction of incorporation)

000-31803	77-0402448

(Commission File Number)	(IRS Employer Identification No.)

2540 Mission College Boulevard, Santa Clara, CA	95054

(Address of principal executive offices)	(Zip Code)
(408) 919-3000

(Registrant’s telephone number, including area code)
NOT APPLICABLE

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.4225)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-3-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
     On September 23, 2008, Transmeta Corporation, a Delaware corporation (“Transmeta”), entered into two agreements with Intel Corporation, a Delaware corporation (“Intel”), relating to the licensing of Transmeta technologies and intellectual property.
     The first agreement is a fully paid-up, non-exclusive technology licensing agreement that provides for Transmeta to deliver a copy of certain proprietary Transmeta computing technologies to Intel and grants to Intel a non-exclusive license to use and exploit those technologies commercially.
     The second agreement is an amendment (the “Amendment”) to the previously announced settlement, release and license agreement that Transmeta and Intel entered into on December 31, 2007 (the “Settlement Agreement”). The Settlement Agreement granted to Intel a perpetual non-exclusive license to all Transmeta patents and patent applications, including any patent rights acquired by Transmeta, now existing or as may be filed on or before December 31, 2017. Among other things, the Settlement Agreement provided for Intel to make five annual future payments to Transmeta of $20 million per year for each year from 2009 though 2013. The Amendment accelerates Intel’s remaining future payment obligations under the Settlement Agreement.
     Pursuant to these two agreements, Transmeta expects to receive cash payments from Intel totaling $91.5 million before the end of Transmeta’s current fiscal quarter ending September 30, 2008.
Safe Harbor Statement
     This current report contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements speak only as of the date of this current report, and Transmeta will not necessarily provide updates of its projections or other forward-looking statements. Investors are cautioned that such forward-looking statements are subject to many risks and uncertainties, and may differ materially or adversely from our actual results or future events. Important risks and uncertainties include unanticipated changes in the financial markets and the possibility that the payment expected from Intel might be delayed or not made in accordance with the agreements described herein. Transmeta urges investors to review its filings with the Securities and Exchange Commission, including its most recent reports on Forms 10-K, 10-Q and 8-K, which describe these and other important risk factors that could have an adverse effect on our results. Transmeta undertakes no obligation to revise or update publicly any forward-looking statement for any reason.

Item 8.01	Other Events.
     On September 24, 2008, after receiving approval as to form from Intel in accordance with the two agreements described above in Item 1.01, Transmeta issued a press release announcing those agreements. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Exhibit Title or Description

99.1	Press Release dated September 24, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSMETA CORPORATION
Date: September 24, 2008	By:	/s/ John O’Hara Horsley
John O’Hara Horsley,
Executive Vice President, General Counsel & Secretary

Exhibit Index

Exhibit
Number	Exhibit Title or Description

99.1	Press Release dated September 24, 2008.